SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 12, 2007

AMERICAN LAND LEASE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-09360	84-1038736
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

29399 US HWY 19 NORTH, SUITE 320, CLEARWATER, FL 33761

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (727) 726-8868

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The press release and supplemental operating and financial data of American Land Lease, Inc., dated February 12, 2007 attached hereto as Exhibit 99.1 is furnished herewith. This press release and supplemental operating and financial data shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

American Land Lease held its fourth quarter and full year 2006 earnings conference call on February 12, 2007 at 4:00 p.m. Eastern Standard Time. It may be accessed by replay by dialing 800-642-1687 and requesting information from conference ID 8134369. The replay will be available for playback from 5:30 p.m. eastern standard time, February 12, 2007 until midnight on February 19, 2007. Please note that the full text of the release and supplemental schedules are available through American Land Lease’s website at www.americanlandlease.com. The information contained on American Land Lease’s website is not incorporated by reference herein.

ITEM 7.01. REGULATION FD DISCLOSURE

The information provided in Item 2.02 is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is furnished with this report:

EXHIBIT NO.	DESCRIPTION
99.1	Fourth Quarter and Full Year 2006 Earnings Press Release and Supplemental Financial Data American Land Lease dated February 12, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN LAND LEASE INC.
(Registrant)

By	/s/ Shannon E. Smith
Shannon E. Smith
Chief Financial Officer

Date: February 14, 2007

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Fourth Quarter and Full Year 2006 Earnings Press Release and Supplemental Financial Data American Land Lease dated February 12, 2007.